Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Premier Exhibitions, Inc. (the “Company”) on Form 10-K for the fiscal year ended February 29, 2008 as filed with the Securities and Exchange Commission on May 7, 2008, (the “Report”), we, the undersigned, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that:
1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce D. Eskowitz
Bruce D. Eskowitz
President and Chief Executive Officer May 6, 2008

/s/ Harold W. Ingalls
Harold W. Ingalls
Chief Financial Officer May 6, 2008

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.